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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To K-Tron International, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-52523, 333-26531, 33-7921, 33-39039, 33-39040 and 2-72898.

                             /s/Arthur Andersen LLP

Philadelphia, Pennsylvania
March 18, 2002